Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of The Wiki Group, Inc. for the quarter ended April 30, 2012, I, Denita Willoughby, Chief Executive Officer of the Company,  hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ended April 30, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the period ended April 30, 2012, fairly presents, in all material respects, the financial condition and results of operations of The Wiki Group, Inc.

Date: June 14, 2012	By:	/s/ Denita Willoughby
Denita Willoughby Chief Executive Officer (Duly Authorized Officer and Principle Executive Officer)